Alvarado Square                                        Exhibit 10.1

Albuquerque, NM 87158
PNM Resources.com

May 5, 2011
Cascade Investment, L.L.C.
2365 Carillon Point
Kirkland, WA 98033
Attention: General Counsel

Re:    Amendment to the Letter Agreement dated February 28, 2011
To Whom it May Concern:
This amendment letter agreement, dated May 5, 2011, between PNM Resources, Inc. (the “Issuer”) and Cascade Investment, L.L.C. (the “Initial Holder”), is made to amend certain understandings and agreements between the Issuer and the Initial Holder as set forth in the Letter Agreement dated as of February 28, 2011 (the “Letter Agreement”) between the Issuer and the Initial Holder. Capitalized terms used but not defined herein are used as defined in the Registration Rights Agreement, as defined below, or the Letter Agreement, as applicable.
WHEREAS the Initial Holder is currently the record and beneficial owner of (a) 7,019,550 shares of common stock, no par value, of the Issuer (the “Initial Common Stock”) and (b) 477,800 shares of Series A Preferred Stock of the Issuer (the “Preferred Shares”) that are convertible, subject to certain conditions, into 4,778,000 shares of common stock of the Issuer (the “Underlying Common Stock”);
WHEREAS, the Registration Rights Agreement dated as of October 7, 2005 (the “Registration Rights Agreement”) provides for the registration of the Initial Holder's resale of “Registrable Securities” (as defined in the Registration Rights Agreement) with the U.S. Securities and Exchange Commission (the “SEC”), and the Letter Agreement amended certain understandings and agreements set forth in the Registration Rights Agreement;
WHEREAS, pursuant to the Letter Agreement, the Issuer filed a registration statement on SEC Form S-3ASR on March 17, 2011(the “S-3 Filing Date”) covering shares of common stock that may be sold by the Issuer from time to time, and following filing of the related prospectus supplement, covering shares of Initial Common Stock and/or Underlying Common Stock that may be sold by the Initial Holder (the “Shelf Registration Statement”);
WHEREAS, pursuant to Letter Agreement, the Issuer agreed that it would not offer for sale under the Shelf Registration Statement any equity securities of the Issuer during the 90 day period following the S-3 Filing Date (the “Clear Market Period”), subject to any extensions as a result of the exercise of any Deferral Periods by the Issuer; and
WHEREAS the Issuer and the Initial Holder wish to amend the terms of the Letter Agreement as set forth herein in order to revise the terms of the Clear Market Period.

THEREFORE, in consideration of the covenants and agreements contained herein, the Issuer and the Initial Holder agree as follows:
1.Section 3 of the Letter Agreement is hereby amended to read as follows:

The Issuer agrees that it will not offer for sale under the Shelf Registration Statement any equity securities of the Issuer during the 30-day period following the earlier of (i) the filing with the SEC of a preliminary prospectus supplement relating to any offering of Initial Common Stock and/or Underlying Common Stock by the Initial Holder under the Shelf Registration Statement or (ii) the filing of a final prospectus supplement relating to any such offering (the “Clear Market Period”).
2.The rights granted to the Initial Holder under this amendment letter agreement are not transferable to any assignee of the Initial Holder.

3.To the extent this amendment letter agreement is inconsistent with the terms of the Registration Rights Agreement or Letter Agreement, this amendment letter agreement shall govern and the Registration Rights Agreement or Letter Agreement, as applicable, shall be deemed amended accordingly. Except for any such inconsistency, the terms of the Registration Rights Agreement and Letter Agreement are hereby confirmed in all respects and remain in effect. This amendment letter agreement shall be governed by the laws of the State of New York.

4.This amendment letter agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have executed this letter agreement as of the date first written above.
PNM RESOURCES, INC.

By /s/ Charles N. Eldred
   Name: Charles N. Eldred
   Title: Executive Vice President and
Chief Financial Officer

CASCADE INVESTMENT, L.L.C.

By /s/ Michael Larson
  Name: Michael Larson
  Title: Business Manager

[Signature Page]

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